NON-STATUTORY STOCK OPTION AGREEMENT
Pursuant to the
United Fuel & Energy Corporation
2005 Equity Incentive Plan
(TWO YEAR)

Name of Optionee:  ___________________

Date of Grant: _______________________

Number of Shares: ___________________

Exercise Price per Share:  $____

Expiration Date: _____________________

Post-Termination Exercise Period:  Three (3) Months

This NON-STATUTORY STOCK OPTION AGREEMENT (the “Option Agreement”) is made as of ___________________ between United Fuel & Energy Corporation, a Nevada corporation (the “Company”), and the above-named individual, an employee of the Company or one of its Subsidiaries (the “Optionee”), to record the granting of a non-statutory stock option pursuant to the Company's 2005 Equity Incentive Plan (the “Plan”). Terms used herein that are defined in the Plan shall have the meanings ascribed to them in the Plan. If there is any inconsistency between the terms of this Option Agreement and the terms of the Plan, the Plan’s terms shall supersede and replace the conflicting terms herein.

1. Grant of Option. The Company hereby grants to the Optionee, as of the Grant Date, an option to purchase up to the number of Option Shares specified in the Grant Notice (the “Option”). The Option Shares shall be purchasable from time to time during the option term specified in Section 2 at the Exercise Price. This Option is intended as a non-statutory stock option. For purposes hereof, “Non-Statutory Stock Option” means an Option not intended to qualify as an incentive stock option.

2. Option Term. Unless the Optionee directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company, this option shall have a term of ten (10) years measured from the Grant Date and shall accordingly expire at the close of business on the Expiration Date, unless sooner terminated in accordance with Section 5. If the Optionee owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company, then this option shall have a term of five (5) years measured from the Grant Date.

3. Limited Transferability. During Optionee’s lifetime, this option shall be exercisable only by Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following Optionee’s death.

4. Dates of Exercise. This option shall become exercisable for the Option Shares in one or more installments as specified in the Grant Notice. As the option becomes exercisable for such installments, those installments shall accumulate and the option shall remain exercisable for the accumulated installments until the Expiration Date or sooner termination of the option term under Section 5.

5. Cessation of Service. The option term specified in Section 2 shall terminate (and this option shall cease to be outstanding) prior to the Expiration Date should any of the following events occur:

(a) If the Optionee’s service is Terminated for any reason except death or Disability, then the Optionee may not exercise this option on or after the Termination Date. The Option Agreement will be terminated as of the Termination Date.

(b) If the Optionee’s service is Terminated because of the Optionee’s death or Disability, then the unvested portion of this option shall fully vest and this option may be exercised in full but must be exercised by the Optionee (or the Optionee’s legal representative or authorized assignee) no later than six (6) months after the Termination Date.

(c) Notwithstanding the provisions above, if the Optionee’s service is Terminated for Cause, neither the Optionee, the Optionee’s estate nor such other person who may then hold this option shall be entitled to exercise it.

6.  [Intentionally Deleted]

7. Adjustment in Option Shares. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company’s receipt of consideration, appropriate adjustments shall be made to (i) the total number and/or class of securities subject to this option and (ii) the Exercise Price in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

8. Shareholder Rights. The holder of this option shall not have any shareholder rights with respect to the Option Shares until such person shall have exercised the option, paid the Exercise Price and become a holder of record of the purchased shares.

9. Manner of Exercising Option.

(a) In order to exercise this option with respect to all or any part of the Option Shares for which this option is at the time exercisable, the Optionee (or any other person or persons exercising the option) must take the following actions:

(i) Execute and deliver to the Company a written notice setting forth the number of Option Shares for which the option is exercised.

(ii) Pay the aggregate Exercise Price for the purchased shares in cash or in one or more of the following forms:

(A) by cancellation of indebtedness of the Company to the Optionee;

(B) if approved by the Committee, by surrender of shares that either: (1) have been owned by the Optionee for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by the Optionee in the public market;

(C) if approved by the Committee, by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that the Optionee, if not an employee or director of the Company, will not be entitled to purchase Option Shares with a promissory note unless the note is adequately secured by collateral other than the Option Shares;

(D) if approved by the Committee, by waiver of compensation due or accrued to the Optionee for services rendered;

(E) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company’s stock exists:

(1) through a “same day sale” commitment from the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD Dealer”) whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

(2) through a “margin” commitment from the Optionee and a NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

(F) by any combination of the foregoing. Except to the extent the sale and remittance procedure is utilized in connection with the option exercise, payment of the Exercise Price must accompany the written notice delivered to the Company in connection with the option exercise.

(iii) Furnish to the Company appropriate documentation that the person or persons exercising the option (if other than Optionee) have the right to exercise this option.

(iv) Execute and deliver to the Company such written representations as may be requested by the Company in order for it to comply with the applicable requirements of federal and state securities laws.

(v) Make appropriate arrangements with the Company for the satisfaction of all federal, state and local income and employment tax withholding requirements applicable to the option exercise.

(b) As soon as practical after the Exercise Date, the Company shall issue to or on behalf of the Optionee (or any other person or persons exercising this option) a certificate for the purchased Option Shares, with the appropriate legends affixed thereto.

(c) In no event may this option be exercised for any fractional shares.

10.	Corporate Transactions.

(a)  Termination of Award to Extent Not Assumed in Corporate Transaction. Effective upon the consummation of a Corporate Transaction, this Option shall terminate subject to the provisions of this Section 10. Notwithstanding the foregoing, this Option shall not terminate to the extent that it is Assumed in connection with the Corporate Transaction. “Assumed” means that pursuant to a Corporate Transaction either (i) the Award is expressly affirmed by the Company or (ii) the contractual obligations represented by the Award are expressly assumed (and not simply by operation of law) by the successor entity or its Parent in connection with the Corporate Transaction with appropriate adjustments to the number and type of securities of the successor entity or its Parent subject to the Award and the exercise or purchase price thereof which at least preserves the compensation element of the Award existing at the time of the Corporate Transaction as determined in accordance with the instruments evidencing the agreement to assume the Award.

(b)  Acceleration of Award Upon Corporate Transaction. In the event of a Corporate Transaction:

(i)  for the portion of the Award hereunder that is Assumed or replaced by the successor entity with a comparable award, then this Award (if Assumed), the replacement award (if replaced) automatically shall become fully vested and exercisable for all of the Shares at the time represented by such Assumed or replaced portion of the Award, immediately upon Termination of the Optionee’s service if such service is Terminated by the successor company or the Company without Cause within twelve (12) months after the Corporate Transaction; and

(ii)  for the portion of the Award hereunder that is neither Assumed nor replaced by the successor entity with a comparable award, such portion of this Award shall automatically become fully vested and exercisable for all of the Shares at the time represented by such portion of this Award, immediately prior to the specified effective date of such Corporate Transaction, provided that the Optionee’s service has not Terminated prior to such date.

11. Compliance with Laws and Regulations.

(a) The exercise of this option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Company and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange (or the Nasdaq Stock Market or Over-the-Counter Bulletin Board, if applicable) on which the Common Stock may be listed for trading at the time of such exercise and issuance.

(b) The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Company of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. The Company, however, shall use its best efforts to obtain all such approvals.

12. Successors and Assigns. Except to the extent otherwise provided in Sections 3 and 6, the provisions of this Option Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and the Optionee, the Optionee’s assigns and the legal representatives, heirs and legatees of the Optionee’s estate.

13. Notices. Any notice required to be given under this Option Agreement shall be in writing and shall be deemed effective upon personal delivery or three (3) days after deposit in the U.S. mail, registered or certified, postage prepaid and properly addressed to the party entitled to such notice Any notice required to be given to the Company under the terms of this Option Agreement shall be in writing and addressed to the Company at its principal corporate offices. Any notice required to be given or delivered to the Optionee shall be in writing and addressed to the Optionee at the address indicated below the Optionee’s signature line on the Grant Notice or at such other address as the Optionee may designate by ten (10) days advance written notice under this paragraph to all other parties to this Option Agreement.

14. Construction. This Option Agreement and the option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the terms of the Plan. All decisions of the Committee with respect to any question or issue arising under the Plan or this Option Agreement shall be conclusive and binding on all persons having an interest in this option.

15. Governing Law. The interpretation, performance and enforcement of this Option Agreement shall be governed by the laws of the State of Texas without resort to that State’s conflict-of-laws rules. For the purpose of litigating any dispute that arises under this Award Option Agreement, the parties hereby consent to exclusive jurisdiction in Texas and agree that such litigation shall be conducted in the federal or state courts located in Midland, Texas.

16. Shareholder Approval. If the Option Shares covered by this Option Agreement exceed, as of the Grant Date, the number of shares of Common Stock which may be issued under the Plan as last approved by the shareholders, then this option shall be void with respect to such excess shares, unless shareholder approval of an amendment sufficiently increasing the number of shares of Common Stock issuable under the Plan is obtained in accordance with the provisions of the Plan.

17. Discretionary Plan; Employment. The Plan is discretionary in nature and may be suspended or terminated by the Company at any time. With respect to the Plan, (a) each grant of an Option is a one-time benefit which does not create any contractual or other right to receive future grants of Options, or benefits in lieu of Options; (b) all determinations with respect to any such future grants, including, but not limited to, the times when the Option shall be granted, the number of Shares subject to each Option, the Option Price, and the times when each Option shall be exercisable, will be at the sole discretion of the Company; (c) if the Optionee is an Employee, the Optionee’s participation in the Plan shall not create a right to further or continued employment with the Optionee’s employer and shall not interfere with the ability of the Optionee’s employer to terminate the Optionee’s employment relationship at any time with or without cause; (d) the Optionee’s participation in the Plan is voluntary; (e) the Option is not part of normal and expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payment, bonuses, long-service awards, pension or retirement benefits, or similar payments; (f) the future value of the Shares underlying the Options is unknown and cannot be predicted with certainty; (g) if the underlying Shares do not increase in value, the Option will have no value; and (h) the ability of the Optionee to sell Shares acquired pursuant to this Option may be limited by applicable securities laws.

18. Grant/Exercise Subject to Applicable Regulatory Approvals. Any grant of Options under the Plan is specifically conditioned on, and subject to, any required regulatory approvals. If necessary approvals for the grant or exercise are not obtained, the Options may be cancelled or rescinded, or they may expire, as determined by the Company in its sole and absolute discretion. The Company may restrict the exercise of any Option if the Shares issuable pursuant to the Option have not yet been registered pursuant to the Securities Act of 1933, as amended; provided, however, this limitation shall not apply during the six (6) months immediately prior to the Expiration Date or if the Optionee agrees in writing that the Shares issuable upon the exercise will be restricted securities and bear a restrictive legend.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Option Agreement on this 19th day of September 2005.

COMPANY:

United Fuel & Energy Corporation
a Nevada corporation

By: ________________________________________
Name:
Title:

OPTIONEE:

___________________________________________
Name:

Address: ____________________________________

  ____________________________________

  ____________________________________

S-1

APPENDIX

The following definitions shall be in effect under the Option Agreement:

1. Agreement or Option Agreement shall mean this Stock Option Agreement.

2. Code shall mean the Internal Revenue Code of 1986, as amended.

3. Common Stock shall mean the Company’s common stock.

4. Corporate Transaction shall mean:

(a) a dissolution or liquidation of the Company;

(b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants);

(c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger (other than any stockholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company;

(d) the sale of substantially all of the assets of the Company; or

(e) the acquisition, sale, or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction, any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Participants.

5. Exercise Date shall mean the date on which the option shall have been exercised in accordance with Section 9 of the Agreement.

6. Exercise Price shall mean the exercise price payable per Option Share as specified in the Grant Notice.

7. Expiration Date shall mean the date on which the option expires as specified in the Grant Notice.

8.  Grant Date shall mean the date of grant of the option as specified in the Grant Notice.

A-1

9. Grant Notice shall mean the Notice of Grant of Stock Option accompanying the Agreement, pursuant to which Optionee has been informed of the basic terms of the option evidenced hereby.

10. Incentive Stock Option shall mean an option which satisfies the requirements of Code Section 422.

11. Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

12. Option Shares shall mean the number of shares of Common Stock subject to the option.

13. Optionee shall mean the person to whom the option is granted as specified in the Grant Notice.

14. Vesting Schedule shall mean the vesting schedule specified in the Grant Notice pursuant to which the Optionee is to vest in the Option Shares in a series of installments over his or her period of service.

A-2